UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

Vistaprint N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8 Venlo The Netherlands	5928 LW
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 31 77 850 7700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Vistaprint N.V. is filing this amendment to Current Report on Form 8-K/A for the purpose of including its presentation and script discussing its financial results for the fourth quarter and fiscal year ended June 30, 2014. The presentation is furnished as Exhibit 99.2 to this report, and the script that accompanies the presentation is furnished as Exhibit 99.3.

On July 30, 2014, Vistaprint filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.

The information in this Item 2.02 and Exhibits 99.1, 99.2, and 99.3 are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor are they incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index attached to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2014	VISTAPRINT N.V.

	By:	/s/ Ernst Teunissen
Ernst Teunissen
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 30, 2014 entitled “Vistaprint Reports Fourth Quarter and Fiscal Year 2014 Financial Results” was previously furnished as an exhibit to Vistaprint’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2014

99.2	Q4 & Fiscal Year 2014 Earnings Presentation, Commentary & Financial Results Supplement dated July 30, 2014

99.3	Q4 and Fiscal Year 2014 Earnings Presentation Script dated July 30, 2014 accompanying the presentation in Exhibit 99.2